Putnam
Tax-Free
Health Care
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-02

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FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

We are pleased to report that in a difficult market and economic environment Putnam Tax-Free Health Care Fund delivered solid returns during the fiscal year ended May 31, 2002. While these results were achieved in part because of the favorable action of the market in which the fund invests, credit must also be given to the investment strategy pursued by your fund's management team throughout the period.

On the following pages, you will find a full discussion of what has been driving the fund's performance as well as a view of prospects for the months ahead.

You may notice as you read this report that we are now listing the team that manages your fund. We do this to reflect more accurately how your fund is managed as well as Putnam's firm belief in the value of team management. The names of the individuals who comprise the management team are shown at the end of management's discussion of performance.

We know that Putnam Investments values its relationship with you and its other shareholders and that it appreciates your loyalty and patience as your management team steers the fund through this period of market uncertainty.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
July 17, 2002

REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Tax Exempt Fixed-Income Team

During the past 12 months, the municipal-bond market has been an island surrounded by a sea of turbulence. Municipal bonds have significantly outperformed most major stock indexes with much less volatility, and health-care bonds have been among the leaders of the municipal market. The positive results of the health-care sector also contrast sharply with their results in 1999 and 2000, when federal Medicare reimbursements to health-care institutions were constrained. During its 2002 fiscal year, which ended May 31, 2002, Putnam Tax-Free Health Care Fund advanced substantially at net asset value and outperformed both its benchmark, the Lehman Municipal Bond Index, and the average for its Lipper category. We should note that these comparisons are favorable in part because your fund was invested by mandate in a sector enjoying unusual strength, while the benchmark and most other funds in the category were more broadly diversified. (Performance at market price reflects a widening of the fund's discount to net asset value during the period, possibly due to the reduction of the fund's dividend rate in December, 2001, which may have prompted some income-oriented investors to pursue strategies more aggressive than this fund's emphasis on tax-exempt health-care bonds.)

Total return for 12 months ended 5/31/02

                 NAV            Market price
-----------------------------------------------------------------------
                7.24%             -2.86%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance based on market prices for the shares will vary from performance based on the portfolio's net asset value. Performance information for longer periods begins on page 7.


[GRAPHIC OMITTED: horizontal bar chart TOP STATE ALLOCATIONS]

TOP STATE ALLOCATIONS*

California           14.2%

Massachusetts        12.4%

Pennsylvania         10.0%

Michigan              7.8%

Arizona               6.9%

Footnote reads:
*Based on net assets as of 5/31/02. Holdings will vary over time.


* HEALTH-CARE BONDS ENJOYED MARKET'S FAVOR

The ability of municipal health-care bonds to remain in the market's favor during the past year was unusual because market trends changed direction. At the beginning of the fund's fiscal year on June 1, 2001, health-care bonds were already performing well, thanks to better fundamental business management by hospitals, nursing homes, and continuing-care facilities. Also, the bonds were attractive to investors because of the relatively high yields they offered in a declining-rate environment. The Federal Reserve Board had already cut interest rates several times, and investors were hunting for bonds with more attractive income characteristics.


"The graying of America makes the municipal health-care sector an attractive long-term investment with strong income potential."

-- Paul Drury, Portfolio Leader, Putnam Tax-Free Health Care Fund

The improvement in business fundamentals had come after a long and painful adjustment by hospitals to lower reimbursements from the federal government that began with the Balanced Budget Act in 1997. This law added to the federal surplus by slashing the growth rate of Medicare reimbursements to hospitals and other health-care institutions. Faced with lower funding levels, administrators had to adapt by cutting costs. As administrators learned these methods in the years 1998, 1999, and 2000, the funding reductions caused investors to steer clear of the sector. Bond prices either stagnated or fell, and the yield spreads over other sectors widened. By the end of 2000, the sector had adjusted to the new conditions and health-care bonds looked more attractive to investors.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 45.4%

AA -- 1.5%

A -- 8.0%

Baa/BBB -21.8%

BB -- 6.8%

B -- 12.6%

Other -- 1.3%

VMIG1 -- 2.6%

Footnote reads:
*As a percentage of market value as of 5/31/02. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's and Standard & Poor's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

In the aftermath of the September 11 terrorist attacks, the sector continued to perform well while other high-yield bond sectors weakened. The high-yield sector of the municipal-bond market is dominated by health-care, transportation, and industrial issues. The latter two sectors were hurt much more substantially than the health-care sector by September 11. Airline bonds, for example, struggled for many months, and industrial bonds were considered more risky because of the downturn in the economy. When compared with these alternatives, municipal health-care bonds looked quite attractive. Since the start of 2002, risks in the economy have eased, but bond prices in the health-care sector have remained generally firm.

* FUND HOLDINGS CHANGED LITTLE

Your fund is distinctive in that, despite being a sector-concentrated closed-end fund, we employ no leveraging techniques to add income. The fund is intended to offer the higher level of income that municipal health-care issues generate, and to provide a broad representation of the overall sector. We typically keep the fund's duration -- its sensitivity to interest rates -- similar to that of the overall market to limit volatility. Also, instead of employing a yield-curve strategy, we tend to buy and hold bonds, replacing them when they mature or are called by their issuers. During the fiscal period, the fund's dividend rate was lowered by 20%, reflecting the generally lower coupons of bonds issued in recent years.

Our strategy emphasizes credit research and diversification across all levels of bond ratings. Health-care bonds tend to provide higher yields because spending on health care is subject to political risks. The sector is attractive to investors because the American population is aging and will be spending more of its wealth on health services. We believe we can take advantage of this trend by utilizing Putnam's credit research department, one of the largest in the industry, to identify and invest in a portfolio of the sector's most attractive bonds.

Fund Profile

Putnam Tax-Free Health Care Fund seeks to provide high current income free from federal income taxes, consistent with the preservation of capital. It is suitable for investors seeking tax-free income through a portfolio of municipal bonds concentrated in the health-care sector.

During the period, we added a bond that finances a health-care facility operated by Adventist, a large national company. This bond, issued by Highlands County, Florida has a 6% coupon and matures in 2031. Adventist has improved its management quality by focusing on the performance of its core hospital group while divesting its non-core businesses that had been a drag on earnings. It also instituted a policy to prevent capital expenditures from exceeding cash flow. Recognizing these improvements, Moody's upgraded the bond from Baa1 to A3. Although this holding, as well as others mentioned in this report, were viewed favorably by the fund's management team at the end of the reporting period, all are subject to review and adjustment in accordance with the fund's strategy.

We also added a position in a long-term care facility called The Village at Penn State, issued by Blair County, Pennsylvania. This facility is designed to attract alumni of Penn State University -- it is built just a mile from the campus. The bond has a 6.9% coupon and matures in 2022. The project is being jointly developed by a nationally recognized firm, Cooperative Retirement Services of America, and a local association that includes Penn State football coach Joe Paterno and former chairman of Merrill Lynch, William Schreyer. Demand for the project units has been strong and direct competition is limited.

* CONDITIONS BENIGN FOR HEALTH-CARE FUNDING

The slowdown in the economy brought in its wake lower tax revenues for many states. This has prompted some downgrades by credit-rating agencies and has heightened our research vigilance. Your fund has large exposures to California and Massachusetts, and while these states have not experienced a rating downgrade, they are struggling with significantly lower tax revenues as a result of the slump in the economy.

Fortunately, however, health-care bonds tend to have funding sources not dependent solely on general state appropriations, making them less sensitive to short-term fluctuations in tax revenues. At the federal level, health-care funding has been pushed to the side by other priorities, particularly the war on terrorism. The absence of adverse legislation has supported bond prices in the sector.

* FUNDAMENTALS APPEAR FAVORABLE, BUT RATE INCREASES LIKELY

As we enter the next fiscal year, we are aware of the experience many investors have had with stocks in the past few years, and this encourages us to advise caution. The chief obstacle is the growth of the economy. Gross domestic product grew at an annualized rate of 6.1% in the first quarter of 2002, and we expect lower but nonetheless healthy growth in the rest of this year. This should eventually cause the U.S. Federal Reserve Board to raise interest rates, with the first rate increase likely to come in late 2002 or early 2003. We also expect several rate increases in this cycle and that bond prices will fall in response, as they have fallen historically. Your fund remains attractive in such an environment because the health-care sector is less sensitive to cyclical forces than many other sectors. In fact, higher-yielding bonds with less interest-rate risk tend to be among the more desirable investments in a rising-rate environment. Also, as we have described at length, the health-care sector continues to offer positive fundamentals, with relatively stable financial conditions and better management of health-care institutions.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/02, there is no guarantee the fund will continue to hold these securities in the future. Funds investing in a single sector may be subject to more volatility than funds investing in a diverse group of sectors.

This fund is managed by the Putnam Tax Exempt Fixed-Income Team. The team's members are Paul Drury (Portfolio Leader), David Hamlin
(Portfolio Member), Susan McCormack (Portfolio Member), and Richard Wyke (Portfolio Member).


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 5/31/02

                                               Lehman
                                            Municipal Bond       Consumer
                     NAV      Market price     Index           price index
-------------------------------------------------------------------------------
1 year              7.24%       -2.86%         6.50%              1.13%
-------------------------------------------------------------------------------
5 years            29.72        17.80         35.59              12.12
Annual average      5.34         3.33          6.28               2.31
-------------------------------------------------------------------------------
Life of fund
(since 6/29/92)    94.96        59.04         89.09              28.03
Annual average      6.96         4.79          6.64               2.52
-------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares. Performance does not reflect taxes on reinvested distributions.

LIPPER INFORMATION:

The average annualized return for the 11 funds in the Lipper General & Insured Municipal Funds (Unleveraged) category over the 12 months ended 5/31/02 was 4.91%. Over the 5-year and life-of-fund periods ended 5/31/02, annualized returns for the category were 5.22% and 6.12%, respectively.

PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 5/31/02

-------------------------------------------------------------------------------
Distributions
(number)                                       12
-------------------------------------------------------------------------------
Income                                      $0.7740
-------------------------------------------------------------------------------
Capital gains 1                                --
-------------------------------------------------------------------------------
  Total                                     $0.7740
-------------------------------------------------------------------------------
Share value:                            NAV         Market price
-------------------------------------------------------------------------------
5/31/01                                $13.48         $13.11
-------------------------------------------------------------------------------
5/31/02                                 13.61          11.99
-------------------------------------------------------------------------------
Current return (end of period)
-------------------------------------------------------------------------------
Current
dividend
rate 2                                   5.07%          5.75%
-------------------------------------------------------------------------------
Taxable
equivalent 3                             8.26           9.36
-------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 38.6% federal tax rate for 2002. Results for investors subject to lower tax rates would not be as advantageous.


TOTAL RETURN FOR PERIODS ENDED 6/30/02 (most recent calendar quarter)

                                               NAV          Market price
-------------------------------------------------------------------------------
1 year                                        7.58%           -2.21%
-------------------------------------------------------------------------------
5 years                                      29.65            19.50
Annual average                                5.33             3.63
-------------------------------------------------------------------------------
10 years                                     97.22            62.20
Annual average                                7.03             4.96
-------------------------------------------------------------------------------
Annual average
(life of fund, since 6/29/92)                 7.03             4.95
-------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


COMPARATIVE BENCHMARKS

The Lehman Municipal Bond Index is an index of approximately 20,000 investment-grade, fixed-rate tax-exempt bonds. Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders
Putnam Tax-Free Health Care Fund

We have audited the accompanying statement of assets and liabilities of Putnam Tax-Free Health Care Fund, including the fund's portfolio, as of May 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended May 31, 2000 were audited by other auditors whose report dated July 7, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Tax-Free Health Care Fund as of May 31, 2002, the results of its operations for the year then ended, and changes in its net assets and financial highlights for each of the years in the two-year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                    KPMG  LLP
Boston, Massachusetts
July 2, 2002



THE FUND'S PORTFOLIO
May 31, 2002

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FNMA Coll.          -- Federal National Mortgage Association Collateralized
FRB                 -- Floating Rate Bonds
FSA                 -- Financial Security Assurance
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
IF COP              -- Inverse Floating Rate Certificate of Participation
MBIA                -- MBIA Insurance Company
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (101.0%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Alabama (1.8%)
-------------------------------------------------------------------------------------------------------------------
$         2,500,000 Huntsville Carlton Cove Special Care Fac. Auth.
                    Rev. Bonds (Carlton Cove Project), Ser. A,
                    8 1/8s, 11/15/31                                                      B/P         $   2,496,875
          1,000,000 Jefferson Cnty., Swr. Rev. Bonds (Cap. Impt.), Ser. A,
                    FGIC, 5s, 2/1/41                                                      Aaa               948,750
                                                                                                      -------------
                                                                                                          3,445,625

Alaska (1.1%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Valdez Marine Term Rev. Bonds (Sohio Pipeline),
                    7 1/8s, 12/1/25                                                       AA+             2,078,340

Arizona (6.9%)
-------------------------------------------------------------------------------------------------------------------
          1,400,000 Casa Grande Indl. Dev. Auth. Rev. Bonds (Casa Grande,
                    Regl. Med. Ctr.), Ser. A, 7 5/8s, 12/1/29                             B/P             1,447,250
                    Cochise Cnty. Indl. Dev. Auth. Rev. Bonds
          1,940,000 8 1/2s, 12/1/21                                                       AAA/P           2,018,376
          4,365,000 8 1/2s, 12/1/21 (Prerefunded)                                         AAA/P           4,365,000
          1,000,000 Maricopa Cnty. School Dist. No. 6 Washington
                    Elementary G.O. Bonds, Ser. A, FSA, 5 3/8s, 7/1/16                    Aaa             1,077,500
          1,000,000 Pima Cnty., Indl. Dev. Auth. Hlthcare Fac. Rev. Bonds,
                    Ser. A, 8 1/2s, 11/15/32                                              B/P             1,015,000
          1,875,000 Pinal Cnty., Indl. Dev. Auth. Rev. Bonds (Casa Grande
                    Regl. Med. Ctr.), Ser. A, 8 1/8s, 12/1/22                             Aaa             2,100,000
            975,000 Scottsdale, Indl. Dev. Hosp. Auth. Rev. Bonds
                    (Scottsdale Hlthcare), 5.8s, 12/1/31                                  A3                971,344
                                                                                                      -------------
                                                                                                         12,994,470

California (14.2%)
-------------------------------------------------------------------------------------------------------------------
                    Anaheim, Pub. Fin. Auth. Lease Rev. Bonds
         12,485,000 (Pub. Impts.), Ser. C, FSA, zero %, 9/1/34                            Aaa             2,044,419
         17,000,000 (Cap. Appn. Sub. Impt.), Ser. C, FSA, zero %, 9/1/30                  Aaa             3,506,250
         17,000,000 (Cap. Appn. Sub. Impt.), Ser. C, FSA, zero %, 9/1/29                  Aaa             3,697,500
          4,000,000 Corona, COP (Hosp. Syst. Inc.), Ser. C, 8 3/8s, 7/1/11
                    (In default) (NON)                                                    D/P             1,480,000
         17,105,000 Riverside Cnty., Asset Leasing Corp. Leasehold
                    Rev. Bonds (Riverside Cnty. Hosp.), MBIA,
                    zero %, 6/1/25                                                        Aaa             4,703,875
          3,000,000 San Bernardino Cnty., IF COP (PA-100-Med. Ctr. Fin.),
                    MBIA, 6 1/2s, 8/1/28 (acquired 6/27/95,
                    cost $3,237,720) (RES)                                                AAA/P           3,858,750
          4,750,000 San Francisco, City & Cnty. Arpt. FRB, FGIC, 7.386s,
                    5/1/25 (acquired 1/3/96, cost $5,354,105) (RES)                       AAA             5,800,934
          1,000,000 San Joaquin Hills, Trans. Corridor Agcy. Toll Road
                    Rev. Bonds, Ser. A, MBIA, zero %, 1/15/32                             Aaa               186,250
          1,715,000 Valley Hlth. Syst. COP, 6 7/8s, 5/15/23                               BB              1,399,869
                                                                                                      -------------
                                                                                                         26,677,847

Colorado (3.1%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 CO Hlth. Fac. Auth. Rev. Bonds
                    (Hosp. Impt.-NCMC, Inc.), 5 3/4s, 5/15/19                             Aaa             3,168,750
          1,250,000 CO Springs Hosp. Rev. Bonds, 6 3/8s, 12/15/30                         A3              1,293,750
          1,500,000 Denver, Hlth & Hosp. Auth. Rev. Bonds, Ser. A,
                    5 3/8s, 12/1/28                                                       BBB+            1,363,125
                                                                                                      -------------
                                                                                                          5,825,625

Connecticut (2.3%)
-------------------------------------------------------------------------------------------------------------------
                    CT State Hlth. & Edl. Fac. Auth. Rev. Bonds
          2,000,000 (Norwalk Hlthcare, Inc.), Ser. A, 8.7s, 7/1/22                        AAA/P           2,070,240
          2,080,000 (Edgehill), Ser. A, 6 7/8s, 7/1/27                                    AAA/P           2,329,600
                                                                                                      -------------
                                                                                                          4,399,840

Florida (2.3%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Highlands Cnty. Hlth. Fac. Auth. Rev. Bonds
                    (Adventist Sunbelt), Ser. A, 6s, 11/15/31                             A3              1,017,500
            880,000 Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds
                    (Mount Sinai Med. Ctr.), Ser. A, 6.8s, 11/15/31                       BB                737,000
            550,000 Orange Cnty., Hlth. Facs. Auth. Rev. Bonds
                    (Orlando Regl. Hlthcare), 5 3/4s, 12/1/32                             A2                545,875
          2,000,000 St. Johns Cnty., FL Hlthcare Indl. Dev. Auth. Rev. Bonds
                    (Glenmoor St. Johns Project), Ser. A, 8s, 1/1/30                      B+/P            2,045,000
                                                                                                      -------------
                                                                                                          4,345,375

Georgia (1.8%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Forsyth Cnty., Hosp. Auth. Rev. Bonds
                    (Baptist Hlthcare Syst.), 6 1/4s, 10/1/18                             B/P               960,000
                    GA Muni. Elec. Pwr. Auth. Rev. Bonds, Ser. Y, AMBAC
          1,890,000 6.4s, 1/1/13                                                          AAA             2,216,025
            110,000 6.4s, 1/1/13 (Prerefunded)                                            AAA               128,700
                                                                                                      -------------
                                                                                                          3,304,725

Illinois (1.9%)
-------------------------------------------------------------------------------------------------------------------
          1,400,000 Chicago, G.O.Bonds, Ser. A, AMBAC, 5 5/8s, 1/1/39                     Aaa             1,429,582
                    IL Hlth. Fac. Auth. Rev. Bonds
             20,000 (Cmnty. Rehab. Providers Fac.), 8 3/4s, 7/1/11                        B/P                20,223
          2,000,000 (Children's Memorial Hosp.), Ser. A, AMBAC,
                    5 3/4s, 8/15/25                                                       Aaa             2,090,000
                                                                                                      -------------
                                                                                                          3,539,805

Indiana (0.5%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 IN Hlth. Fac. Fin. Auth. Rev. Bonds (Sister of
                    St. Francis Hlth.), MBIA, 5 3/8s, 11/1/27                             AAA               997,500

Iowa (0.8%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 IA Fin. Auth. Hlthcare Fac. Rev. Bonds
                    (Genesis Med Ctr), 6 1/4s, 7/1/25                                     A1              1,546,875

Kentucky (1.8%)
-------------------------------------------------------------------------------------------------------------------
                    Jefferson Cnty., Hosp. IFB, MBIA
          1,400,000 11.27s, 10/23/14                                                      Aaa             1,473,192
            600,000 11.27s, 10/23/14 (Prerefunded)                                        Aaa               664,698
          1,125,000 KY Econ. Dev. Fin. Auth. Hlth. Syst. Rev. Bonds
                    (Norton Hlthcare, Inc.), Ser. A, 6 5/8s, 10/1/28                      BBB/P           1,154,531
                                                                                                      -------------
                                                                                                          3,292,421

Louisiana (1.4%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 LA Local Govt. Env. Fac. Cmnty. Dev. Auth. Rev. Bonds
                    (St. James Place), Ser. A, 8s, 11/1/19                                B-/P            1,550,625
          1,000,000 LA Pub. Fac. Auth. Hosp. Rev. Bonds (Lake Charles
                    Memorial Hosp. Project), 8 5/8s, 12/1/30                              CCC/P           1,001,250
                                                                                                      -------------
                                                                                                          2,551,875

Maine (0.8%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 ME Hlth. & Higher Edl. Fac. Auth. Rev. Bonds,
                    Ser. C, FSA, 5 3/4s, 7/1/30                                           Aaa             1,571,250

Maryland (1.4%)
-------------------------------------------------------------------------------------------------------------------
          2,650,000 Berlin, Hosp. Rev. Bonds (Atlantic Gen. Hosp. Fac.),
                    8 3/8s, 6/1/22                                                        AAA/P           2,703,000

Massachusetts (12.4%)
-------------------------------------------------------------------------------------------------------------------
          1,490,000 MA State Dev. Fin. Agcy. Rev. Bonds (Merrimack Place),
                    6 3/4s, 7/1/30                                                        B/P             1,286,988
                    MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
          1,500,000 (Civic Investments), Ser. A, 9s, 12/15/15                             B/P             1,518,750
          3,460,000 (Rehab. Hosp. Cape & Islands), Ser. A, 7 7/8s, 8/15/24                AAA/P           3,879,525
          2,500,000 (Cooley Dickinson Hosp.), 7 1/8s, 11/15/18                            AAA/P           2,677,675
          1,750,000 (UMass Memorial), Ser. C, 6 5/8s, 7/1/32                              Baa2            1,756,563
          3,500,000 (Sisters Providence Hlth. Syst.), Ser. A,
                    6 5/8s, 11/15/22                                                      Aaa             3,645,110
            900,000 (UMass Memorial), Ser. C, 6 1/2s, 7/1/21                              Baa2              903,375
          1,000,000 (Berkshire Hlth. Syst.) Ser. E, 6 1/4s, 10/1/31                       BBB+              997,500
          1,350,000 (Hlthcare Syst. Covenant Hlth.), Ser. E, 6s, 7/1/31                   A-              1,336,500
          1,000,000 (Baystate Med. Ctr.), Ser. F, 5.7s, 7/1/27                            A1                992,050
          1,135,000 (Milton Hosp.), Ser. C, 5 1/2s, 7/1/09                                BBB+            1,184,656
          3,000,000 MA State Hsg. Fin. Agcy. Rev. Bonds (Residential Dev.),
                    Ser. E, FNMA Coll., 6 1/4s, 11/15/12                                  Aaa             3,084,720
                                                                                                      -------------
                                                                                                         23,263,412

Michigan (7.8%)
-------------------------------------------------------------------------------------------------------------------
          4,500,000 Dickenson Cnty., Hosp. Rev. Bonds
                    (Memorial Hosp. Syst.), 8 1/8s, 11/1/24                               Baa3            5,175,000
                    MI State Hosp. Fin. Auth. Rev. Bonds
            500,000 (Sinai Hosp.), 6.7s, 1/1/26                                           A-                481,250
          1,000,000 (Garden City Hosp.), Ser. A, 5 3/4s, 9/1/17                           B1                720,000
          2,000,000 (Sparrow Hosp.), 5 5/8s, 11/15/31                                     A1              1,950,000
          1,500,000 Pontiac, Hosp. Fin. Auth. Rev. Bonds, 6s, 8/1/23                      BBB-            1,194,375
          3,000,000 Royal Oak, Hosp. Fin. Auth. Rev. Bonds
                    (William Beaumont Hosp.), Ser. M, MBIA,
                    5 1/4s, 11/15/35                                                      Aaa             2,955,000
          3,100,000 Waterford, Econ. Dev. Corp. Rev. Bonds
                    (Canterbury Hlth.), 6s, 1/1/39                                        B-/P            2,239,750
                                                                                                      -------------
                                                                                                         14,715,375

Minnesota (3.8%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Minneapolis & St. Paul, Hsg. & Redev. Auth. VRDN
                    (Children's Hlthcare), 1.35s, 8/15/25                                 VMIG1           5,000,000
            750,000 MN Agricultural & Econ. Dev. Rev. Bonds
                    (Evangelical Lutheran Project), 6s, 2/1/27                            A3                760,313
          1,200,000 Rochester Hlthcare Fac. Rev. Bonds
                    (Olmsted Med. Group), 7 1/2s, 7/1/19                                  AAA/P           1,339,500
                                                                                                      -------------
                                                                                                          7,099,813

Missouri (0.9%)
-------------------------------------------------------------------------------------------------------------------
          1,700,000 MO State Hlth. & Edl. Fac. Auth. Hlth. Fac. Rev. Bonds
                    (Jefferson Memorial Hosp.), 6.8s, 5/15/25                             Baa2            1,736,125

New Hampshire (1.2%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 NH Higher Ed. & Hlth. Fac. Auth. Rev. Bonds
                    (Rivermead at Peterborough), 5 3/4s, 7/1/28                           BB/P              861,250
          1,500,000 NH State Bus. Fin. Auth. Rev. Bonds (Alice Peck Day
                    Hlth. Syst.), Ser. A, 7s, 10/1/29                                     BB+/P           1,426,875
                                                                                                      -------------
                                                                                                          2,288,125

New Jersey (4.7%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 NJ Econ. Dev. Auth. Assisted Living Rev. Bonds
                    (Meridian Assisted Living), 6 3/4s, 8/1/30                            B/P               823,750
          1,000,000 NJ Econ. Dev. Auth. Rev. Bonds
                    (Cedar Crest Vlg. Inc. Fac.),
                    Ser. A, 7 1/4s, 11/15/31                                              BB-/P             968,750
                    NJ Hlthcare Fac. Fin. Auth. Rev. Bonds
          1,900,000 (New Seasons of Mt. Arlington),
                    Ser. A, 8 3/4s, 7/1/30                                                B/P             1,985,500
          2,500,000 (Trinitas Hosp. Oblig. Group), 7 1/2s, 7/1/30                         Baa3            2,709,375
          1,450,000 (Columbus Regl. Hosp.), Ser. A, 7 1/2s, 7/1/21                        B2              1,216,188
          1,000,000 (St. Peters U. Hosp.), Ser. A, 6 7/8s, 7/1/30                         Baa2            1,048,750
                                                                                                      -------------
                                                                                                          8,752,313

New York (3.1%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Nassau Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (North Shore Hlth. Syst.), Ser. C, 5 5/8s, 11/1/10                    BB+/P             985,000
          1,100,000 NY City Indl. Dev. Agcy. Rev. Bonds (Staten Island U.
                    Hosp. Project), Ser. A, 6 3/8s, 7/1/31                                Baa3            1,089,000
            750,000 Orange Cnty. Indl. Dev. Agcy. Rev. Bonds (Arden Hill
                    Care Ctr. Newburgh), Ser. C, 7s, 8/1/31                               BB-/P             731,250
          2,000,000 Suffolk Cnty., Indl. Dev. Agcy. Cont. Care Ret. Rev. Bonds
                    (Jefferson's Ferry), Ser. A, 7 1/4s, 11/1/28                          BB-/P           2,070,000
          1,000,000 Suffolk Cnty., Indl. Dev. Agcy. Civic Fac. Rev. Bonds
                    (Southampton Hosp.), Ser. A, 7 1/4s, 1/1/20                           B-/P              987,500
                                                                                                      -------------
                                                                                                          5,862,750

Ohio (0.9%)
-------------------------------------------------------------------------------------------------------------------
            750,000 Lorain Cnty., Rev. Bonds (Catholic Hlth.),
                    5 1/4s, 10/1/33                                                       AA-               715,313
          1,000,000 Montgomery Cnty., Hosp. Rev. Bonds
                    (Kettering Med. Ctr.), 6 3/4s, 4/1/22                                 Baa1            1,042,500
                                                                                                      -------------
                                                                                                          1,757,813

Oklahoma (2.0%)
-------------------------------------------------------------------------------------------------------------------
                    OK Dev. Fin. Auth. Rev. Bonds
          1,500,000 (Continuing Care Retirement), Ser. A, 8s, 2/1/32                      B/P             1,451,250
          3,000,000 (Hillcrest Hlthcare), Ser. A, 5 5/8s, 8/15/29                         B2              2,208,750
                                                                                                      -------------
                                                                                                          3,660,000

Pennsylvania (10.0%)
-------------------------------------------------------------------------------------------------------------------
          2,210,000 Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
                    (UPMC Hlth.), Ser. B, MBIA, 6s, 7/1/24                                Aaa             2,464,150
            500,000 Allentown, Hosp. Auth. Rev. Bonds
                    (Sacred Heart Hosp. ), Ser. A, 6 3/4s, 11/15/14                       Baa3              464,375
            800,000 Blair Cnty. Indl. Dev. Auth. Rev. Bonds (Village at Penn.
                    State Project), Ser. A, 6.9s, 1/1/22                                  BB-/P             786,000
          2,045,000 College Township, Indl. Dev. Auth. 1st Mtge. Hlth. Fac.
                    Rev. Bonds (Nittany Valley Rehab. Hosp.),
                    7 5/8s, 11/1/07                                                       BBB-/P          2,190,706
          1,030,000 Delaware Cnty., Hosp. Auth. G.O. Bonds
                    (Crozer-Chester Med. Ctr.), 6 1/4s, 12/15/31                          Baa2            1,009,400
          2,000,000 PA State G.O. Bonds, Ser. 2nd, FSA, 4s, 5/1/04                        Aaa             2,065,000
          1,500,000 PA State Higher Edl. Fac. Auth. Rev. Bonds
                    (UPMC Hlth. Syst.), Ser. A, 6s, 1/15/31                               A+              1,513,125
          2,950,000 Philadelphia, Hosp. & Higher Ed. Fac. Auth. Hosp. IFB,
                    FGIC, 7.767s, 3/6/12                                                  Aaa             3,134,375
                    Philadelphia, Hosp. & Higher Ed. Fac. Auth. Hosp.
                    Rev. Bonds (Graduate Hlth. Syst.)
            561,315 Ser. B, 6 1/4s, 7/1/13 (In default) (NON)                             D                     702
            721,290 7 1/4s, 7/1/18 (In default) (NON)                                     D                     902
          1,450,000 Sayre Hlthcare Fac. Auth. Rev. Bonds (Guthrie Hlth.),
                    Ser. A, 5 7/8s, 12/1/31                                               A-              1,460,875
          1,250,000 Washington Cnty., Hosp. Auth. Rev. Bonds
                    (Monongahela Vy Hosp. Project), 6 1/4s, 6/1/22                        A3              1,315,625
            600,000 West Shore Area Hosp. Auth. Rev. Bonds
                    (Holy Spirit Hosp.), 6 1/4s, 1/1/32                                   BBB+              588,750
          1,680,000 York Cnty., Indl. Dev. Auth. 1st Mtge. Hlth. Fac.
                    Rev. Bonds (Rehabilitation Hosp. of York),
                    7 1/2s, 9/1/07                                                        BBB-/P          1,787,100
                                                                                                      -------------
                                                                                                         18,781,085

South Carolina (2.2%)
-------------------------------------------------------------------------------------------------------------------
            800,000 SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev. Bonds
                    (Palmetto Hlth. Alliance), Ser. A, 7 3/8s, 12/15/21                   Baa2              849,000
          3,000,000 SC Jobs Econ. Dev. Auth. Rev. Bonds (St. Francis
                    Hosp.- Franciscan Sisters), 7s, 7/1/15                                Baa2            3,281,250
                                                                                                      -------------
                                                                                                          4,130,250

South Dakota (1.2%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 SD Hlth. & Ed. Fac. Auth. Rev. Bonds (Prairie Lakes),
                    5.65s, 4/1/22                                                         Baa2            2,318,750

Tennessee (1.4%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 Johnson City, Hlth. & Edl. Fac. Hosp. Board Rev. Bonds
                    (Mtn. States Hlth.), Ser. A, 7 1/2s, 7/1/33                           Baa2            2,684,375

Texas (4.8%)
-------------------------------------------------------------------------------------------------------------------
          4,390,000 Bexar Cnty. Hlth. Fac. Dev. Corp. Rev. Bonds
                    (St. Luke's Lutheran Hosp.), 7.9s, 5/1/11                             AAA/P           4,633,469
          1,500,000 Georgetown, Hlth. Facs. Dev. Corp. Rev. Bonds,
                    6 1/4s, 8/15/29                                                       BB+             1,396,875
          3,700,000 Lufkin, Hlth. Fac. Dev. Corp. Rev. Bonds
                    (Memorial Hlth. Syst. of East TX), 5.7s, 2/15/28                      BBB-            2,950,750
                                                                                                      -------------
                                                                                                          8,981,094

Utah (0.6%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Salt Lake City, Hosp. IFB (IHC Hosp. Inc.), AMBAC,
                    11.634s, 5/15/20 (acquired 6/6/97,
                    cost $1,171,200) (RES)                                                Aaa             1,045,930

Vermont (1.0%)
-------------------------------------------------------------------------------------------------------------------
          1,870,000 VT State Edl. & Hlth. Bldg. Fin. Agcy. Rev. Bonds
                    (Northwestern Med. Ctr.), 6 1/4s, 9/1/18                              BBB             1,781,175

West Virginia (0.9%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Princeton, Hosp. Rev. Bonds (Cmnty. Hosp. Assn., Inc.),
                    6.1s, 5/1/29                                                          BB+             1,585,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $190,158,086) (b)                                         $ 189,717,958
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $187,886,439.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at May 31, 2002 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 2002. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $190,158,086, resulting in gross unrealized appreciation and depreciation of $7,507,708 and $7,947,836, respectively, or net unrealized depreciation of $440,128.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at May 31, 2002 was $10,705,614 or 5.7% of net assets.

      The rates shown on Floating Rate Bonds (FRB) are the current interest rates shown at May 31, 2002, which are subject to change based on the terms of the security.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at May 31, 2002.

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
May 31, 2002
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $190,158,086) (Note 1)                                        $189,717,958
-------------------------------------------------------------------------------------------
Cash                                                                                559,963
-------------------------------------------------------------------------------------------
Interest and other receivables                                                    3,060,304
-------------------------------------------------------------------------------------------
Total assets                                                                    193,338,225

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               793,804
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  4,264,440
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        336,415
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           20,570
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        20,506
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,434
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               14,617
-------------------------------------------------------------------------------------------
Total liabilities                                                                 5,451,786
-------------------------------------------------------------------------------------------
Net assets                                                                     $187,886,439

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Note 1)                                                       $191,839,873
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                          (790,556)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (2,722,750)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                         (440,128)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $187,886,439

Computation of net asset value
-------------------------------------------------------------------------------------------
Net asset value per share ($187,886,439 divided by 13,807,168
shares)                                                                              $13.61
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended May 31, 2002
Interest income:                                                                $12,626,833
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  1,323,629
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      180,105
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    12,030
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      5,742
-------------------------------------------------------------------------------------------
Other                                                                               129,271
-------------------------------------------------------------------------------------------
Total expenses                                                                    1,650,777
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (32,052)
-------------------------------------------------------------------------------------------
Net expenses                                                                      1,618,725
-------------------------------------------------------------------------------------------
Net investment income                                                            11,008,108
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                   (597,270)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     460,057
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures contracts
during the year                                                                   1,528,297
-------------------------------------------------------------------------------------------
Net gain on investments                                                           1,391,084
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $12,399,192
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                             Year ended May 31
                                                                   ------------------------------------
                                                                             2002                  2001
-------------------------------------------------------------------------------------------------------
Increase in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                $ 11,008,108          $ 10,971,394
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                  (137,213)              348,467
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                              1,528,297             5,093,838
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   12,399,192            16,413,699
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
From tax exempt income                                                (10,677,628)          (12,231,761)
-------------------------------------------------------------------------------------------------------
From ordinary income                                                       (7,640)                   --
-------------------------------------------------------------------------------------------------------
Total increase in net assets                                            1,713,924             4,181,938

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                     186,172,515           181,990,577
-------------------------------------------------------------------------------------------------------
End of year (including distributions in excess
of net investment income of $790,556
and $1,105,126, respectively)                                        $187,886,439          $186,172,515
-------------------------------------------------------------------------------------------------------

Number of fund shares
-------------------------------------------------------------------------------------------------------
Shares outstanding at beginning and end of year                        13,807,168            13,807,168
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                       Year ended May 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.48       $13.18       $14.50       $15.02       $14.56
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .80          .79          .85          .89          .91
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .10          .40        (1.26)        (.46)         .50
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .90         1.19         (.41)         .43         1.41
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.77)        (.89)        (.91)        (.90)        (.91)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --         (.05)        (.04)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.77)        (.89)        (.91)        (.95)        (.95)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.61       $13.48       $13.18       $14.50       $15.02
-----------------------------------------------------------------------------------------------------
Market value,
end of period                        $11.990      $13.110      $11.750      $14.563      $14.500
-----------------------------------------------------------------------------------------------------
Total return at
market value (%)(b)                    (2.86)       19.40       (13.19)        6.89         9.47
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $187,886     $186,173     $181,991     $200,148     $207,331
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .88          .89          .88          .90          .89
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.84         5.91         6.19         5.98         6.11
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 19.71        12.01        12.37         8.53        16.25
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
May 31, 2002

Note 1
Significant accounting policies

Putnam Tax-Free Health Care Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital by investing primarily in a portfolio of tax-exempt securities in the health care sector of the tax-exempt securities market.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/ accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin". Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2002, the fund had a capital loss carryover of approximately $2,291,000 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $  189,000    May 31, 2007
     1,989,000    May 31, 2008
       113,000    May 31, 2009

E) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of post-October loss deferrals, dividends payable, defaulted bond interest, realized and unrealized gains and losses on certain futures contracts, market discount and straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended May 31, 2002, the fund reclassified $8,270 to increase distributions in excess of net investment income and $8,270 to decrease accumulated net realized loss. As of May 31, 2002, the undistributed tax exempt income on a tax basis was $505,652.

Note 2
Management fee, administrative services
and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the annual rate of 0.70% of average weekly net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended May 31, 2002, the fund's expenses were reduced by $32,052 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $602 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the year ended May 31, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $38,023,314 and $35,602,566, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
New accounting pronouncement

As required, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies. This Guide requires that the fund amortize premiums and accrete discounts on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities. Prior to June 1, 2001, the fund did not accrete discounts for certain fixed income securities. Adopting these accounting principles did not affect the fund's net asset value, but did change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle was not material to the financial statements.


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 99.93% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2003 will show the tax status of all distributions paid to your account in calendar 2002.



TRUSTEES

Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee 2         During Past 5 Years           Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),        President, Baxter             Director of ASHTA Chemicals, Inc.,
Trustee since 1994                 Associates, Inc.              Banta Corporation (a printing and
                                   (a management                 digital imaging firm), Intermatic
                                   consulting and private        Corporation (manufacturer of energy
                                   investments firm)             control products), Ryerson Tull, Inc.
                                                                 (a steel service corporation),
                                                                 Advocate Health Care, and the
                                                                 National Center for Nonprofit
                                                                 Boards. Chairman Emeritus
                                                                 of the Board of Trustees, Mount
                                                                 Holyoke College. Also held various
                                                                 positions in investment banking and
                                                                 corporate finance, including Vice
                                                                 President and principal of the
                                                                 Regency Group and consultant to
                                                                 First Boston Corp.

Charles B. Curtis (4/27/40),       President and Chief           Member of the Council on Foreign
Trustee since 2001                 Operating Officer,            Relations, the Electric Power
                                   Nuclear Threat                Research Institute Advisory Council,
                                   Initiative (a private         the Board of Directors of the Gas
                                   foundation dedicated          Technology Institute, the University
                                   to reducing the threat        of Chicago Board of Governors for
                                   of weapons of mass            Argonne National Laboratory, the
                                   destruction), also serves     Board of Directors of the
                                   as Senior Advisor to the      Environment and Natural Resources
                                   United Nations                Program Steering Committee,
                                   Foundation                    John F. Kennedy School of
                                                                 Government, Harvard University.
                                                                 Prior to 2002, Mr. Curtis was a
                                                                 member of the Board of Directors of
                                                                 the Gas Technology Institute. Until
                                                                 2001, Mr. Curtis was a Member of
                                                                 the Department of Defense's Policy
                                                                 Board and Director of EG&G
                                                                 Technical Services, Inc. (fossil energy
                                                                 research and development support)
                                                                 and prior to May 1997, Mr. Curtis
                                                                 was Deputy Secretary of Energy.

John A. Hill (1/31/42),            Vice-Chairman and             Director of Devon Energy
Trustee since 1985 and             Managing Director,            Corporation (formerly known as
Chairman since 2000                First Reserve                 Snyder Oil Corporation),
                                   Corporation                   TransMontaigne Oil Company,
                                   (a registered investment      Continuum Health Partners of
                                   advisor investing in          New York, Sarah Lawrence College,
                                   companies in the              and various private companies owned
                                   world-wide energy             by First Reserve Corporation.
                                   industry on behalf of         Trustee of TH Lee, Putnam
                                   institutional investors)      Investment Trust (a closed-end
                                                                 investment company). Prior to
                                                                 acquiring First Reserve in 1983,
                                                                 Mr. Hill held executive positions
                                                                 with several advisory firms and
                                                                 various positions with the federal
                                                                 government, including Associate
                                                                 Director of the Office of Manage
                                                                 ment and Budget and Deputy
                                                                 Director of the Federal Energy
                                                                 Administration.

Ronald J. Jackson                  Private investor              Former Chairman, President, and
(12/17/43),                                                      Chief Executive Officer of Fisher-
Trustee since 1996                                               Price, Inc. (a toy manufacturer).
                                                                 Previously served as President and
                                                                 Chief Executive Officer of Stride-
                                                                 Rite, Inc. and Kenner Parker Toys.
                                                                 Also held financial and marketing
                                                                 positions with General Mills, Parker
                                                                 Brothers, and Talbots. President of
                                                                 the Kathleen and Ronald J. Jackson
                                                                 Foundation (charitable trust).
                                                                 Member of the Board of Overseers of
                                                                 WGBH (public television and radio).
                                                                 Member of the Board of Overseers of
                                                                 the Peabody Essex Museum.

Paul L. Joskow (6/30/47),          Elizabeth and James           Director, National Grid Group (a
Trustee since 1997                 Killian Professor of          UK-based holding company with
                                   Economics and                 interests in electric power and
                                   Management and                telecommunications networks), and
                                   Director of the Center        the Whitehead Institute for
                                   for Energy and                Biomedical Research (a non-profit
                                   Environmental Policy          research institution). President of the
                                   Research, Massachusetts       Yale University Council. Prior to
                                   Institute of Technology       February 2002, March 2000, and
                                                                 September 1998, Dr. Joskow was a
                                                                 Director of State Farm Indemnity
                                                                 Company (an automobile insurance
                                                                 company), Director of New England
                                                                 Electric System (a public utility
                                                                 holding company) and a consultant
                                                                 to National Economic Research
                                                                 Associates, respectively.

Elizabeth T. Kennan                Chairman, Cambus-             Director, Northeast Utilities, and
(2/25/38),                         Kenneth Bloodstock (a         Talbots (a distributor of women's
Trustee since 1992                 limited liability company     apparel). Trustee of Centre College.
                                   involved in thoroughbred      Prior to 2001, Dr. Kennan was a
                                   horse breeding and            member of the Oversight Committee
                                   farming), President           of Folger Shakespeare Library.
                                   Emeritus of Mount             Prior to September 2000, June 2000,
                                   Holyoke College               and November 1999, Dr. Kennan
                                                                 was a Director of Chastain Real
                                                                 Estate, Bell Atlantic, and Kentucky
                                                                 Home Life Insurance, respectively.
                                                                 Prior to 1995, Dr. Kennan was a
                                                                 Trustee of Notre Dame University.
                                                                 For 12 years, she was on the faculty
                                                                 of Catholic University.

John H. Mullin, III                Chairman and CEO              Director Alex. Brown Realty, Inc.,
(6/15/41),                         of Ridgeway Farm              The Liberty Corporation (a company
Trustee since 1997                 (a limited liability          engaged in the broadcasting
                                   company engaged in            industry), and Progress Energy, Inc.
                                   timber and farming)           (a utility company, formerly known
                                                                 as Carolina Power & Light). Trustee
                                                                 Emeritus of Washington & Lee
                                                                 University. Prior to October 1997,
                                                                 January 1998, and May 2001, Mr.
                                                                 Mullin was a Director
                                                                 of Dillon, Read and Co. Inc.,
                                                                 The Ryland Group, Inc., and
                                                                 Graphic Packaging International
                                                                 Corp., respectively.

Robert E. Patterson                Senior Partner of Cabot       Chairman of the Joslin Diabetes
(3/15/45),                         Properties, LLP and           Center, Trustee of SEA Education
Trustee since 1984                 Chairman of Cabot             Association, and Director of
                                   Properties, Inc.              Brandywine Trust Company (a trust
                                                                 company). Prior to February 1998,
                                                                 Mr. Patterson was Executive Vice
                                                                 President and Director of
                                                                 Acquisitions of Cabot Partners
                                                                 Limited Partnership. Prior to
                                                                 December 2001, Mr. Patterson was
                                                                 President and Trustee of Cabot
                                                                 Industrial Trust (publicly traded real
                                                                 estate investment trust). Prior to
                                                                 1990, Mr. Patterson was Executive
                                                                 Vice President of Cabot, Cabot &
                                                                 Forbes Realty Advisors, the
                                                                 predecessor of Cabot Partners, and
                                                                 prior to that was Senior Vice
                                                                 President of the Beal Companies.

W. Thomas Stephens                 Corporate Director            Director of Qwest Communications
(9/2/42),                                                        (communications company), Xcel
Trustee since 1997                                               Energy Incorporated (public utility
                                                                 company), TransCanada Pipelines,
                                                                 Norske Canada, Inc. (paper
                                                                 manufacturer) and Mail-Well
                                                                 (printing and envelope company).
                                                                 Prior to July 2001 and October 1999,
                                                                 Mr. Stephens was Chairman of Mail-
                                                                 Well and MacMillan-Bloedel (forest
                                                                 products company). Prior to 1996,
                                                                 Mr. Stephens was Chairman and
                                                                 Chief Executive Officer of
                                                                 Johns Manville.

W. Nicholas Thorndike              Director of various           Trustee of Northeastern University and
(3/28/33),                         corporations and              Honorary Trustee of Massachusetts
Trustee since 1992                 charitable                    General Hospital. Prior to
                                   organizations,                September 2000, April 2000, and
                                   including Courier             December 2001, Mr. Thorndike was
                                   Corporation (a book           a Director of Bradley Real Estate,
                                   manufacturer) and             Inc., a Trustee of Eastern Utilities
                                   Providence Journal Co.        Associates, and a Trustee of Cabot
                                   (a newspaper publisher)       Industrial Trust, respectively.
                                                                 Previously served as Chairman of the
                                                                 Board and managing partner of
                                                                 Wellington Management/Thorndike
                                                                 Doran Paine & Lewis, and Chairman
                                                                 and Director of Ivest Fund.

Lawrence J. Lasser*                President and Chief           Director of Marsh & McLennan
(11/1/42),                         Executive Officer             Companies, Inc. and the United Way
Trustee since 1992                 of Putnam                     of Massachusetts Bay. Member of the
Vice President since 1981          Investments, LLC,             Board of Governors of the Investment
                                   and Putnam Investment         Company Institute, Trustee of the
                                   Management, LLC               Museum of Fine Arts, Boston, a
                                                                 Trustee and Member of the Finance
                                                                 and Executive Committees of Beth
                                                                 Israel Deaconess Medical Center,
                                                                 Boston, and a Member of the
                                                                 CareGroup Board of Managers
                                                                 Investment Committee, the Council
                                                                 on Foreign Relations, and the
                                                                 Commercial Club of Boston.

George Putnam, III*                President, New                Director of The Boston Family
(8/10/51),                         Generation Research,          Office, L.L.C. (registered investment
Trustee since 1984 and             Inc. (a publisher of          advisor), Trustee of the SEA
President since 2000               financial advisory and        Education Association, Trustee of
                                   other research services       St. Mark's School, and Trustee of
                                   relating to bankrupt and      Shore Country Day School.
                                   distressed companies)         Previously, Mr. Putnam was an
                                   and New Generation            attorney with the firm of Dechert
                                   Advisers, Inc.                Price & Rhoads.
                                   (a registered
                                   investment adviser)

A.J.C. Smith (4/13/34),*           Director of Marsh &           Director of Trident Corp. (a limited
Trustee since 1986                 McLennan                      partnership with over 30 institutional
                                   Companies, Inc.               investors). Trustee of the Carnegie
                                                                 Hall Society, the Educational
                                                                 Broadcasting Corporation and the
                                                                 National Museums of Scotland.
                                                                 Chairman of the Central Park
                                                                 Conservancy. Member of the Board
                                                                 of Overseers of the Joan and
                                                                 Sanford I. Weill Graduate School
                                                                 of Medical Sciences of Cornell
                                                                 University. Fellow of the Faculty of
                                                                 Actuaries in Edinburgh, the
                                                                 Canadian Institute of Actuaries, and
                                                                 the Conference of Actuaries.
                                                                 Associate of the Society of Actuaries.
                                                                 Member of the American Actuaries,
                                                                 the International Actuarial
                                                                 Association and the International
                                                                 Association of Consulting Actuaries.
                                                                 Prior to May 2000 and November
                                                                 1999, Mr. Smith was Chairman and
                                                                 CEO, respectively, of Marsh &
                                                                 McLennan Companies, Inc.
--------------------------------------------------------------------------------------------------------
1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of May 31, 2002, there were 113 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company
  Act of 1940) of the fund, Putnam Management or Putnam Retail Management. Messrs. Putnam, III, Lasser,
  and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund, or officers of Putnam Management, Putnam Retail Management, or Marsh & McLennan
  Companies, Inc., the parent company of Putnam Management and Putnam Retail Management. George Putnam,
  III, is the President of your Fund and each of the other Putnam Funds. Lawrence J. Lasser has been the President, Chief Executive Officer, and a Director of Putnam Investments, LLC, and Putnam
  Management since 1985, having begun his career there in 1969. Mr. Lasser currently also serves as a
  Director of Marsh & McLennan Companies, Inc., the parent company of Putnam Management.  A.J.C. Smith is a Director of Marsh & McLennan Companies, Inc.





OFFICERS

Name, Address, 1 Date of Birth,    Inception of Service
Position(s) Held with Fund         with the Putnam Funds         Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter (7/26/38),       Since 1989                    Managing Director, Putnam Investments,
Executive Vice President,                                        LLC and Putnam Management
Treasurer & Principal
Financial Officer

Patricia C. Flaherty               Since 1993                    Senior Vice President, Putnam
(12/1/46),                                                       Investments, LLC and Putnam Management
Senior Vice President

Michael T. Healy (1/24/58),        Since 2000                    Managing Director, Putnam
Assistant Treasurer and                                          Investments, LLC
Principal Accounting
Officer

Gordon H. Silver (7/3/47),         Since 1990                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Brett C. Browchuk                  Since 1994                    Managing Director, Putnam Investments,
(2/27/63), Vice President                                        LLC and Putnam Management

Ian Ferguson (7/3/57),             Since 1997                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Richard G. Leibovitch              Since 1999                    Managing Director of Putnam Investments,
(10/31/63), Vice President                                       LLC and Putnam Management. Prior to
                                                                 February 1999, Managing Director at
                                                                 J.P. Morgan.

Richard A. Monaghan                Since 1998                    Managing Director, Putnam Investments,
(8/25/54),                                                       LLC, Putnam Management and Putnam
Vice President                                                   Retail Management

John R. Verani                     Since 1988                    Senior Vice President, Putnam
(6/11/39),                                                       Investments, LLC and Putnam Management
Vice President

Jerome J. Jacobs                   Since 1996                    Managing Director of Putnam Management
(8/20/58),
Vice President

Stephen M. Oristaglio              Since 1998                    Senior Managing Director of Putnam
(8/21/55),                                                       Management. Prior to July 1998, Managing
Vice President                                                   Director, Swiss Bank Corp.
---------------------------------------------------------------------------------------------------------------
1 The address of each Officer is One Post Office Square, Boston, MA 02109.



FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen M. Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

John R. Verani
Vice President


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) anytime for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


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